                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             AMENDED CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 10, 2007
               (Date of Report (Date of Earliest Event Reported))

                              UNITED BANCORP, INC.
             (Exact name of registrant as specified in its charter)

   MICHIGAN                                            0-16640                            38-2606280
-------------                                          -------                         -------------------
(State or other jurisdiction                         Commission                        (I.R.S. Employer Identification No.)
of incorporation or organization)                    File Number

                  205 E. CHICAGO BOULEVARD, TECUMSEH, MI 49286
                    (Address of principal executive offices)

                                 (517) 423-8373
               (Registrant's telephone number including area code)

                                 NOT APPLICABLE
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATION

We are hereby amending the Form 8-K filed by the Company on January 11, 2007 to also include the disclosures under Item 5.02 (e).

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

AND

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) EMPLOYMENT CONTRACTS

On January 10, 2007, the Board of Directors of United Bancorp, Inc. approved employment contracts for 2007 and bonuses for 2006 for its executive officers.

The employment contracts include the following provisions:

1.   Term of contracts is twelve months

2. Termination for cause results in compensation paid to the date of termination.

3. Unless terminated for cause by mutual agreement, any other termination provides for continuation of salary for six months, which shall cease, however, if the employee secures employment sooner.

4. In the event of change in control, if the employee is terminated or leaves on his own accord within twelve months of the date of change in control, the employee will receive continuation of salary for twelve months.

5.   Confidential information is the property of the Company.

6. The terminated employee is prohibited from soliciting employees or clients of the Company or subsidiary banks for one year following termination.

7. Provides a non-compete clause within the subsidiary bank CRA areas for a term of one year.

8.   Disputes will be resolved by arbitration.

These terms are unchanged from prior years. 2006 bonus and 2007 salary amounts are set forth in the table below.






                                                                                          2006            2007
NAME AND POSITION                                                                        BONUS           SALARY
Robert K. Chapman, President & Chief Executive Officer                                  $140,337        $250,000

Randal J. Rabe, Executive Vice President; President and Chief Executive Officer of        94,126         190,000
    United Bank & Trust

Todd C. Clark, Executive Vice President; President and Chief Banking Officer of           69,242         170,000
    United Bank & Trust - Washtenaw

Dale L. Chadderdon, Executive Vice President & Chief Financial Officer                    62,763         138,600

Gary D. Haapala, Executive Vice President;  Executive Vice President - Wealth             32,765         167,000
Management Group, United Bank & Trust

Thomas C. Gannon, Senior Vice President - Human Resources & Communication                 37,350         105,500

Jamice W. Guise, Senior Vice President and Chief Marketing Officer                        33,633          95,000

John A. Odenweller, Senior Vice President - Operations & Technology                       36,103         100,000

Discretionary bonuses are based on individual contributions to performance as measured by subjective and quantitative evaluations. The calculation of share of profits to be distributed to the plan participants is constructed to provide awards consistent with the increase in profits as measured by return on equity, and is subject to change with the approval of the Board of Directors. The bonus amounts above may also include payments previously deferred under the former Management Committee Deferred Bonus Plan.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (C) EXHIBITS

The exhibits listed below were previously included in the Form 8-K filed by the Company on January 11, 2007, and are incorporated herein by reference.

10.1. Employment Agreement effective January 1, 2007, between United Bancorp, Inc. and Robert K. Chapman

10.2. Employment Agreement effective January 1, 2007, between United Bancorp, Inc. and Randal J. Rabe

10.3. Employment Agreement effective January 1, 2007, between United Bancorp, Inc. and Dale L. Chadderdon

10.4. Employment Agreement effective January 1, 2007, between United Bancorp, Inc. and Todd C. Clark

10.5. Employment Agreement effective January 1, 2007, between United Bancorp, Inc. and Gary D. Haapala

10.6. Employment Agreement effective January 1, 2007, between United Bancorp, Inc. and Thomas C. Gannon

10.7. Employment Agreement effective January 1, 2007, between United Bancorp, Inc. and Jamice W. Guise

10.8. Employment Agreement effective January 1, 2007, between United Bancorp, Inc. and John A. Odenweller



                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              UNITED BANCORP, INC.
                              (Registrant)



Date: January 12, 2007    By: /s/  Dale L. Chadderdon
                                   -----------------------
                              (Principal Financial Officer)
                              Executive Vice President & Chief Financial Officer